SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 5, 1999



                          BAY VIEW CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)




    Delaware                       001-14879               94-3078031
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(State or other           (Commission File Number)       (IRS Employer
jurisdiction of                                         Identification
incorporation)                                               No.)




1840 Gateway Drive, San Mateo, California                       94404
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (650) 312-7200



                                       N/A
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(Former name or former address, if changed since last report.)


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Item 5. Other Events.

     On November 5, 1999, Bay View Capital Corporation (the "Company") entered into the Placement Agency Agreement, dated November 5, 1999 (the "Agreement"), among the Company, FMAX Holdings, L.L.C., as selling stockholder (the "Selling Stockholder"), and Friedman, Billings, Ramsey & Co., Inc., as placement agent (the "Placement Agent"). The Agreement relates to an offering of the Company's common stock which was commenced on November 5, 1999 and which will be completed on November 10, 1999. A copy of the Agreement is attached hereto as Exhibit 1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     1 Placement Agency Agreement, dated November 5, 1999, among the Company, the Selling Stockholder and the Placement Agent.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BAY VIEW CAPITAL CORPORATION



Date: November 9, 1999                    By: /s/ Robert J. Flax
                                              ------------------------------
                                              Robert J. Flax
                                              Executive Vice President,
                                               General Counsel and Secretary

                                  EXHIBIT INDEX




Exhibit No.                                        Description
----------                          ----------------------------------------

    (1) Placement Agency Agreement, dated as of November 5, 1999, among Bay View Capital Corporation, FMAX Holdings, L.L.C. and Friedman, Billings, Ramsey & Co., Inc.